SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 2, 1995

                                PLASTI-LINE, INC.
             (Exact name of registrant as specified in its charter)

                                   Tennessee
                (State or other jurisdiction of incorporation)

                                    0-15214
                            (Commission File Number)

                                  62-1218546
                       (IRS Employer Identification Number)

                             623 East Emory Road
                          Knoxville, Tennessee  37950
                    (Address of Principal Executive Offices)

                               (423) 938-1511
              (Registrant's telephone number, including area code)

                                    None
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.	Acquisition or Disposition of Assets.

   On November 2, 1995, CM Acquisition Corp., a wholly owned subsidiary of Plasti-Line, Inc. ("Plasti-Line"), purchased certain assets (the
"Assets") of Carter-Miot Engineering Company, Inc. ("Carter-Miot"), as described in the Bill of Sale dated November 2, 1995 and filed as an exhibit hereto. CM Acquisition Corp., a Georgia corporation which was formed on November 1, 1995 for the purpose of making this acquisition, purchased the Assets for a total of $4,450,000 cash. CM Acquisition Corp. purchased the Assets from Carolina First Bank ("Carolina"), which had acquired the Assets from Carter-Miot pursuant to a Voluntary Surrender and Authorization to Dispose of Property.

	The purchase price for the Assets was determined by open bids submitted to Carolina in response to a Notice of Sale posted by Carolina on October 27, 1995.

		Carter-Miot used the Assets, which include, without limitation, property, plant and equipment and other physical property, in its business of designing, manufacturing and installing commercial signs.  Plasti-Line intends for CM
Acquisition Corp. to continue using the Assets for this purpose.

		Plasti-Line issued a press release on November 2, 1995 with respect to the acquisition, a copy of which is filed as an exhibit hereto.

  On November 9, 1995 the Board of Directors of CM Acquisition Corporation resolved that the Corporation's Articles of Incorporation be amended by deleting Article One in its entirety and by substituting a new Article One in its place to read as follows:

                                  ARTICLE ONE

                                     Name

                The name of the corporation is Carter-Miot, Inc.

	Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements:

	Plasti-Line has determined that it is impracticable to provide with this Report the required financial statements of Carter-Miot prepared in accordance with Regulation S-X. Plasti-Line will file the required financial statements by amendment to this Report as soon as practicable but in no event later than 60 days from the date this Current Report on Form 8-K is filed (November 15, 1995).

(b)	Pro Forma Financial Information:

	Plasti-Line has determined that it is impracticable to provide with this Report the required pro forma financial information. Plasti-Line will file such pro forma financial information by amendment to this Report as soon as practicable but in no event later than 60 days from the date this Current
Report on Form 8-K is filed (November 15, 1995).

(c)      Exhibits:

         Exhibit No.                      Description

             2 Bill of sale executed by Carolina First Bank dated November 2, 1995

            99              Press Release dated November 2, 1995

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Plasti-Line,Inc.
                                                 (Registrant)

Date:  November 15, 1995              	By:	    [S] Mark J. Deuschle
                                              	Mark J. Deuschle
                                              	Vice President of	Finance,
                                               Treasurer, and 	Secretary

                     SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C. 20549

                               ___________

                                Exhibits

                                   TO

                             CURRENT REPORT

                                   ON

                                FORM 8-K

                        Dated November 15, 1995




                            Plasti-Line, Inc.

                           INDEX TO EXHIBITS

        Exhibit No.                          Description

            2 Bill of sale executed by Carolina First Bank dated November 2, 1995

           99                  Press Release dated November 2, 1995

                                EXHIBIT 2

STATE OF SOUTH CAROLINA	)
                   					)		BILL OF SALE
COUNTY OF RICHLAND	     )

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned,
Carolina First Bank ("Carolina"), pursuant to that Notice of Sale posted October 27, 1995, for and in consideration of payment by CM Acquisition Corp. ("Buyer") of the sum of Four Million Four Hundred Fifty Thousand and No/100 ($4,450,000) Dollars, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, sell, transfer, assign, deliver and convey unto Buyer the items ("Items") described on Exhibit A attached hereto.

	Carolina hereby warrants and represents to Buyer that:
		1. Said Items were voluntarily surrendered to Carolina by
Carter-Miot Engineering Company, Inc. pursuant to a Voluntary Surrender and
Authorization to Dispose of Property.
		2.	Carolina has a perfected first security interest in the Items pursuant to the terms of a Revolving Credit, Term Loan and Security Agreement
dated September 15, 1993, and other loan documents which perfection is by
UCC Financing Statements filed with the south Carolina Secretary of State on
September 19, 1993 (No. 113032A) and April 8, 1994 (No. 142215A), a
Financing Statement filed with the Richland County RMC Office on September
15, 1993 (No. 4035).
		3.	The perfected security interest of Carolina as to the Items is a first security interest except as to property described in numbers 1, 4, and 9 on Exhibit B, which are not hereby conveyed to Buyer.
		4.	This sales is pursuant to Sections 36-9-503 (Secured party's right to take possession after default), 36-9-504 (Secured party's right to dispose of collateral after default, effect of disposition), and 36-9-601, et seq. (Public sale procedures), South Carolina Code of Laws, 1976, As
Amended.
		5.	This sale, as allowed by Section 4 above, transfers to Buyer the title and rights of Carter in said Items free and clear of the security interest of Carolina and any and all other security interests or liens of record with the South Carolina Secretary of State or Richland County RMC
Office of RMC, South Carolina.

	BUYER TAKES TITLE TO THE ITEMS "AS IS", "WHERE IS", AND
CAROLINA MAKES NO REPRESENTATIONS OR WARRANTIES,
EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, CONDITION,
QUANTITY, VALUE OR FITNESS OF THE ITEMS HEREWITH
CONVEYED.

	It is the intent of the undersigned that title to the Items described herein shall pass to Buyer immediately upon the signing of this Bill of Sale.

	IN WITNESS WHEREOF the undersigned Carolina First has caused these presents to be executed this 2nd day of November, 1995.

SIGNED, SEALED & DELIVERED			               	CAROLINA FIRST BANK
In The Presence Of:

[S] Deborah G. Adkins	                			By: [S] F. Justin Strickland
					                                 		Its:   Senior Vice President

                                 EXHIBIT A

                                  ITEMS

1.	Receivables.  All of Carter's accounts, contract rights, instruments, documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to Carter arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured hereunder.

2.	Equipment.  All of Carter's goods (excluding Inventory) now owned and wherever located including, without limitation, all equipment, machinery, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories, and all replacements and substitutions therefor or accessions thereto.

3.	General Intangibles.  All of Carter's general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, computer programs, all claims under guaranties, security interests, or other security held by or granted to Carter to secure payment of any of the Receivables, all rights of indemnification and all other intangible property of every kind and nature other than Receivables. The foregoing notwithstanding, no representation as to perfection or the existence of other liens is made as to patents, patent applications, trademarks, copyrights, and registrations.

4.	Inventory.  All of Carter's now owned goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Carter's business or used in selling or furnishing such goods, merchandise, and other personal property, and all documents of title or other documents representing them.

5.	Miscellaneous -

	a.	All of Carter's right, title, and interest in and to (I) its goods and other property including, but not limited to all merchandise returned or rejected by customers, relating to or securing any of the Receivables; (ii)
all of Carter's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue,replevin, reclamation and repurchase; (iii) all additional amounts due to Carter from any customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods; (v) all of the
Carter's contract rights (with the exception of any rights as a tenant or lessee under real property leases), rights of payment which have been earned under a contract right, instruments, documents, chattel paper, and warehouse receipts; and (vi) all real and personal property of third parties in which Carter has been granted a lien or security interest as security for the payment or enforcement of Receivables; and

	b.	All of Carter's books, records, documents, in whatever form		relating
to the above.

	c.	All of Carter's notes and advances receivable from employees.

	d.	All rights of Carter to all life insurance policies, including the cash surrender value, on the life of any employee.

	e.	All prepaid expenses and deposits.

	f.	All chattel paper, security agreements or documents of Carter.

                    CARTER-MIOT ENGINEERING COMPANY, INC.
                     UCC FILINGS - SECRETARY OF STATE
                            October 20, 1995
Date of Filing   Filing No. Secured Party          Collateral
1. May 15, 1991  024144     Toyota Motor Sales     Lexus signs, parts and raw
                                                   materials

2.*Ju. __, 1991  91-011874/ Palmetto Rental &      GA5000 Package, including
                 91-011875  Leasing, Inc.          scanner option front
                            (Assigned C&S National designer, etc., system
                             Bank)                 Serial No. 530230

3.*Jun. 8, 1992  026979     C&S Bank               Press brake, or compressors
                                                   computer and software,
                                                   telephone system, sprinkler
                                                   system, paint spray booths,
                                                   office furniture

4. Jun. 8, 1992  026930     Caterpillar Financial  V50D Lift Truck - Serial
                                                   Number 3EC08076

5.*Dec. 2, 1992  091854A    NationsBank of South   All assets
                            Carolina

6. Sep.15, 1993  113032A    Carolina First Bank    All assets

7. Apr. 8, 1994  142215A    Carolina First Bank    Accounts, instrument
                                                   documents, chattel paper
                                                   and Mercedes Benz contract

8.*Nov.16, 1994  115343A    Machine Tool Assoc.    LVD JS25/13 Hydraulic Shear
                                                   and LVD 110JS13 Hydraulic
                                                   Press Break

9. May  4, 1994  105612A    TriCon Capital Corp.   AXYZ6000 - Cutter S/N
                                                   60094127 - flatbed CNC
                                                   router table with Perske HP
                                                   spindle, mister, ToolPath
                                                   Software

* Removed of Record

                                 EXHIBIT 99

                   PLASTI-LINE, INC. ANNOUNCES PURCHASE OF
                  ASSETS OF CARTER-MIOT ENGINEERING CO., INC.



Knoxville, Tennessee
November 2, 1995

Plasti-Line, Inc. today announced that is has purchased the assets and business of Carter-Miot Engineering Co., Inc.

Commenting on the proposed acquisition, James R. Martin, Chairman of the Board and Chief Executive Officer of Plasti-Line stated, "We are very pleased with the prospect of adding Carter-Miot's business to Plasti-Line's current business because the acquisition of these assets further strengthens our position in the banking and automotive markets. Carter-Miot, based in Columbia, South Carolina, is actively involved in the design and development, project management and manufacturing of major corporate identification programs for some of the best known corporations in America, including Mercedes-Benz of North America, Ford Motor Company, American Express, NationsBank, CitiCorp, Chase Manhattan, and Walt Disney Company. Carter-Miot's sales for the first six months of its fiscal year ending
March 31, 1995 were 8.3 million dollars."

Mr. Martin added, "This acquisition offers Plasti-Line the potential to increase shareholder value at what we believe is an attractive price. We believe opportunities exist to implement meaningful cost savings in the near term, with other planned savings to be realized over the longer term."

Plasti-Line, Inc. provides a complete range of corporate identity products and services for the national automotive, fast food, petroleum, and banking markets. The company has operations in East Tennessee, Northern Kentucky and Southern California.